UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-21486
                                   811-21538

Name of Fund:  Merrill Lynch Real Investment Fund
               Master Real Investment Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Merrill Lynch Real Investment Fund and Master Real Investment Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address:
       P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 11/30/05

Date of reporting period: 12/01/04 - 05/31/05

Item 1 -   Report to Stockholders


Merrill Lynch
Real Investment Fund


Semi-Annual Report
May 31, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863);
(2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Real Investment Fund
Box 9011
Princeton, NJ
08543-9011


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Merrill Lynch Real Investment Fund


Officers and Trustees


Robert C. Doll, Jr., President and Trustee
David O. Beim, Trustee
James T. Flynn, Trustee
W. Carl Kester, Trustee
Karen P. Robards, Trustee
Thomas Musmanno, Vice President
Frank Viola, Vice President
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2005



A Letter From the President


Dear Shareholder

After expanding at an annualized rate of 4.4% in 2004, U.S. gross domestic product grew at an estimated 3.5% in the first quarter of 2005. The slowdown was not entirely unexpected given last year's healthy growth and the evolution of the economic cycle. The Federal Reserve Board - with one eye firmly affixed on the economic indicators and the other on inflationary measures - has increased the federal funds rate by 25 basis points (.25%) at each of its eight meetings since June 2004. At period-end, the target short-term interest rate stood at 3%.

U.S. equity markets ended 2004 in a strong rally, but have struggled to record meaningful gains in 2005. The potential for slowing economic and corporate earnings growth, as well as volatile energy prices, have intermittently hampered equity market progress. On the positive side, corporate transactions, such as mergers and acquisitions, stock buy-backs and dividend payouts, have all increased. In Asia, equities have continued to benefit from higher economic growth prospects and valuations that appear inexpensive relative to other parts of the world.

In the bond market, the yield curve flattening "conundrum" continued as short-term and long-term yields moved still closer together. Over the past year, the two-year Treasury yield increased 106 basis points while the 10-year Treasury yield declined 66 basis points. At May 31, 2005, the two-year Treasury note yielded 3.60% and the 10-year Treasury note yielded 4%. The falling long-term rates may be partly attributed to foreign interest in U.S. assets and increased issuance of short-term Treasury bonds to finance the federal deficit. Notably, the government is considering the reissuance of the 30-year Treasury, which was suspended in August 2001. This would allow the U.S. Treasury to adopt a more flexible approach to borrowing, while providing investors with another long-term fixed income option.

Amid these conditions, the major benchmarks posted six-month and 12-month returns as follows:

Total Returns as of May 31, 2005                                       6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             +2.42%        + 8.24%
Small-cap U.S. equities (Russell 2000 Index)                            -2.10%        + 9.82%
International equities (MSCI Europe Australasia Far East Index)         +1.81%        +14.62%
Fixed income (Lehman Brothers Aggregate Bond Index)                     +2.90%        + 6.82%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          +3.51%        + 7.96%
High yield bonds (Credit Suisse First Boston High Yield Index)          +0.60%        + 9.97%

While the environment is likely to remain somewhat challenging, we believe opportunities exist for investors. With this in mind, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Trustee



MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2005



A Discussion With Your Fund's Portfolio Managers


Although commodities markets softened during the period, we believe that long-term economic growth prospects are positive in developing nations, which should be supportive of stronger commodity prices ahead.


What is the Fund's investment objective?

The Fund seeks positive long-term total return, primarily through investment in commodity-linked derivative instruments and short-term debt obligations. The commodity-linked derivative instruments in which the Fund may invest include hybrid instruments, such as structured notes or commodity-linked notes, whose principal and/or interest payments are tied to the value of a real asset or commodity index, such as the Goldman Sachs Commodity Total Return Index. The debt obligations in which the Fund invests are primarily investment grade, floating rate debt securities of any maturity.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended May 31, 2005, the Fund's Class A, Class B,
Class C and Class I Shares had total returns of -1.80%, -2.13%, -2.17% and -1.66%, respectively. For the same period, the Fund's unmanaged benchmark, the Goldman Sachs Commodity Total Return Index, returned -.89%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.)

Overall energy prices moved higher during the past six months. However, other commodities, particularly industrial metals, weakened as the demand for infrastructure materials declined in concert with slowing growth in developing economies. Oil prices rose about $3 per barrel during the period. But after reaching an all-time high of approximately $58 per barrel in April, oil prices backed off materially to about $52 per barrel by the end of May.

Fund returns are closely linked to commodity prices and, to a lesser degree, also are influenced by the performance of the overall credit markets. This is because we use credit-sensitive debt securities to provide yield enhancement for the portfolio. While commodities made a strong showing in the previous reporting period (ended November 30, 2004), the commodity price pause during this particular six-month period is largely attributed to softer supply/demand dynamics prompted by more muted global growth expectations. In addition, credit spreads remained fairly constant throughout the period, particularly in the portfolio's highly rated low duration securities. This meant these securities were slightly accretive to yield, as spreads (versus Treasury securities of comparable maturities) remained unchanged at their current tight levels. Because the Fund invests in credit product, which is not a component of the benchmark commodity index, Fund results for a given period may differ somewhat from the benchmark return.


What changes were made to the portfolio during the period?

We did not make any significant changes to the portfolio's structure or our strategy over the past six months. The Fund was able to maintain 100% exposure to its benchmark commodity index during the period. We use commodity-linked notes to gain exposure to that index. These notes are issued to the Fund by high-quality banks and insurance companies, including AIG, JPMorgan Chase Bank and Barclays Bank Plc. Unlike other fixed income securities, which pay a fixed or floating rate coupon, the commodity-linked notes held by the portfolio pay a periodic return that is linked to and dependent on the performance of the commodity index.

We continued to fund the cost of acquiring the commodity-linked exposure with income generated from low duration fixed income investments, such as agency debt, structured finance securities and other corporate and mortgage products. These securities have low interest rate risk and consist primarily of high-quality, structured asset-backed products, including home equity floaters and other corporate and mortgage-backed floating rate product. In addition to improving yield, these investments represent our efforts to increase the diversification of the portfolio.

Of final note, we increased our allocation to yield-enhancing securities (i.e., our low-duration fixed income investments) while simultaneously improving the overall quality of these assets. Essentially, the portfolio's already high credit quality increased from AA- at the beginning of the period to AA at period-end.



MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2005



How would you characterize the portfolio's position at the close of the period?

At period-end, we continued to capture dollar-for-dollar exposure to our benchmark commodity index enhanced through the use of low duration, high-quality fixed income securities to offset some of the costs associated with creating that exposure.

While expectations for global economic growth have moderated somewhat, we still believe in the long-term growth story and expect that commodities will continue to be a benefactor of that long-term trend. Growth in developing economies, although slower than last year, continues to be almost twice that of developed countries. Commodities will continue to be necessary to support these nations' infrastructure and development needs, which we believe will continue to encourage strong demand for commodities.

Fund performance during the period demonstrated both the potential volatility of investing in commodities and the diversification benefits that can be achieved by adding commodities to an investment portfolio. While the Fund outperformed both stocks and bonds during the previous reporting period, it underperformed the S&P 500 Index's return of +2.42% and the Lehman Brothers Aggregate Bond Index's return of +2.90% for the six-month period ended May 31, 2005. This once again points to the idea that commodities are negatively correlated to traditional assets and can generally be expected to perform well when stock and bond markets are weak, and vice versa. For that reason, we believe the Fund offers an opportunity to diversify a traditional portfolio, thereby helping investors to prepare for a wider range of market and economic conditions. The Fund also offers its shareholders access to securities that are not available to individual investors on the open market.


Frank Viola
Vice President and Co-Portfolio Manager


Thomas F. Musmanno
Vice President and Co-Portfolio Manager


June 8, 2005



MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2005



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser has voluntarily waived a portion of its fee. Without such waiver, the Fund's returns would have been lower.


Recent Performance Results
                                                      6-Month          12-Month    Since Inception
As of May 31, 2005                                  Total Return     Total Return    Total Return
ML Real Investment Fund Class A Shares*                -1.80%           +6.99%          +13.62%
ML Real Investment Fund Class B Shares*                -2.13            +6.44           +13.04
ML Real Investment Fund Class C Shares*                -2.17            +6.40           +12.99
ML Real Investment Fund Class I Shares*                -1.66            +7.23           +13.88
Goldman Sachs Commodity Index**                        -0.89            +9.18           +19.11

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is 3/26/04.

** This unmanaged Index is calculated primarily on a world production-weighted basis and comprises the principal physical commodities that are the subject of active, liquid futures markets. Since inception total returns are from 3/26/04.


MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2005



Performance Data (concluded)


Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 5/31/05                  + 6.99%          + 1.37%
Inception (3/26/04)
through 5/31/05                         +11.42           + 6.45

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.



                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 5/31/05                  + 6.44%          + 2.44%
Inception (3/26/04)
through 5/31/05                         +10.94           + 7.61

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.



                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 5/31/05                  + 6.40%          + 5.40%
Inception (3/26/04)
through 5/31/05                         +10.90           +10.90

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.



                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 5/31/05                  + 7.23%          + 1.60%
Inception (3/26/04)
through 5/31/05                         +11.63           + 6.65


  *Maximum sales charge is 5.25%.

 **Assuming maximum sales charge.



MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2005



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on December 1, 2004 and held through May 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                        Expenses Paid
                                                       Beginning         Ending       During the Period*
                                                     Account Value   Account Value     December 1, 2004
                                                      December 1,       May 31,           to May 31,
                                                          2004            2005               2005
Actual

Class A                                                  $1,000         $982.00             $ 7.81
Class B                                                  $1,000         $978.70             $11.54
Class C                                                  $1,000         $978.30             $11.54
Class I                                                  $1,000         $983.40             $ 6.58

Hypothetical (5% annual return before expenses)**

Class A                                                  $1,000        $1,017.05            $ 7.95
Class B                                                  $1,000        $1,013.26            $11.75
Class C                                                  $1,000        $1,013.26            $11.75
Class I                                                  $1,000        $1,018.30            $ 6.69

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.58% for Class A, 2.34% for Class B, 2.34% for Class C and 1.33% for Class I), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master fund in which it invests.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2005


Statement of Assets and Liabilities                                                            Merrill Lynch Real Investment Fund

As of May 31, 2005
Assets

           Investment in Master Real Investment Trust (the "Trust"), at value
           (identified cost--$80,618,338)                                                                         $    78,432,958
           Prepaid expenses and other assets                                                                               74,293
                                                                                                                  ---------------
           Total assets                                                                                                78,507,251
                                                                                                                  ---------------

Liabilities

           Payables:
               Distributor                                                                     $        42,941
               Other affiliates                                                                         22,575
               Administrator                                                                             7,735             73,251
                                                                                               ---------------
           Accrued expenses                                                                                                22,163
                                                                                                                  ---------------
           Total liabilities                                                                                               95,414
                                                                                                                  ---------------

Net Assets

           Net assets                                                                                             $    78,411,837
                                                                                                                  ===============

Net Assets Consist of

           Class A Shares of beneficial interest, $.01 par value, unlimited number
           of shares authorized                                                                                   $        10,286
           Class B Shares of beneficial interest, $.01 par value, unlimited number
           of shares authorized                                                                                             9,664
           Class C Shares of beneficial interest, $.01 par value, unlimited number
           of shares authorized                                                                                            34,476
           Class I Shares of beneficial interest, $.01 par value, unlimited number
           of shares authorized                                                                                            15,065
           Paid-in capital in excess of par                                                                            72,211,172
           Undistributed investment income--net                                                $       215,199
           Undistributed realized capital gains allocated from the Trust--net                        8,101,355
           Unrealized depreciation allocated from the Trust--net                                   (2,185,380)
                                                                                               ---------------
           Total accumulated earnings--net                                                                              6,131,174
                                                                                                                  ---------------
           Net Assets                                                                                             $    78,411,837
                                                                                                                  ===============

Net Asset Value

           Class A--Based on net assets of $11,615,555 and 1,028,629 shares of beneficial
           interest outstanding                                                                                   $         11.29
                                                                                                                  ===============
           Class B--Based on net assets of $10,899,918 and 966,377 shares of beneficial
           interest outstanding                                                                                   $         11.28
                                                                                                                  ===============
           Class C--Based on net assets of $38,868,701 and 3,447,622 shares of beneficial
           interest outstanding                                                                                   $         11.27
                                                                                                                  ===============
           Class I--Based on net assets of $17,027,663 and 1,506,503 shares of beneficial
           interest outstanding                                                                                   $         11.30
                                                                                                                  ===============

           See Notes to Financial Statements.


MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2005


Statement of Operations                                                                        Merrill Lynch Real Investment Fund

For the Six Months Ended May 31, 2005
Investment Income

           Net investment income allocated from the Trust:
               Interest (including $111,356 from affiliates)                                                      $     1,013,665
               Expenses                                                                                                 (274,534)
                                                                                                                  ---------------
           Total income                                                                                                   739,131
                                                                                                                  ---------------

Expenses

           Investment advisory fees                                                            $       372,325
           Account maintenance and distribution fees--Class C                                          185,796
           Account maintenance and distribution fees--Class B                                           53,869
           Registration fees                                                                            32,691
           Offering costs                                                                               29,058
           Printing and shareholder reports                                                             25,687
           Transfer agent fees--Class C                                                                 22,702
           Professional fees                                                                            15,653
           Account maintenance fees--Class A                                                            14,213
           Transfer agent fees--Class I                                                                  7,900
           Transfer agent fees--Class B                                                                  6,620
           Transfer agent fees--Class A                                                                  5,933
           Other                                                                                         5,708
                                                                                               ---------------
           Total expenses before waiver                                                                778,155
           Waiver of expenses                                                                        (300,996)
                                                                                               ---------------
           Total expenses after waiver                                                                                    477,159
                                                                                                                  ---------------
           Investment income--net                                                                                         261,972
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss) Allocated from the Trust--Net

           Realized gain on investments, swaps and options--net                                                         8,097,494
           Unrealized appreciation/depreciation on investments and swaps--net                                         (9,722,261)
                                                                                                                  ---------------
           Total realized and unrealized loss--net                                                                    (1,624,767)
                                                                                                                  ---------------
           Net Decrease in Net Assets Resulting from Operations                                                   $   (1,362,795)
                                                                                                                  ===============

           See Notes to Financial Statements.


MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2005


Statements of Changes in Net Assets                                                            Merrill Lynch Real Investment Fund
                                                                                                For the Six      For the Period
                                                                                                Months Ended    March 26, 2004++
                                                                                                  May 31,       to November 30,
Increase (Decrease) in Net Assets:                                                                  2005              2004
Operations

           Investment income--net                                                              $       261,972    $        31,597
           Realized gain--net                                                                        8,097,494             37,437
           Unrealized appreciation/depreciation--net                                               (9,722,261)          7,536,881
                                                                                               ---------------    ---------------
           Net increase (decrease) in net assets resulting from operations                         (1,362,795)          7,605,915
                                                                                               ---------------    ---------------

Dividends to Shareholders

           Investment income--net:
               Class A                                                                                (62,433)                 --
               Class B                                                                                (21,074)                 --
               Class C                                                                                (81,999)                 --
               Class I                                                                                (96,002)                 --
                                                                                               ---------------    ---------------
           Net decrease in net assets resulting from dividends to shareholders                       (261,508)                 --
                                                                                               ---------------    ---------------

Beneficial Interest Transactions

           Net increase in net assets derived from beneficial interest transactions                 10,459,855         61,870,370
                                                                                               ---------------    ---------------

Net Assets

           Total increase in net assets                                                              8,835,552         69,476,285
           Beginning of period                                                                      69,576,285            100,000
                                                                                               ---------------    ---------------
           End of period*                                                                      $    78,411,837    $    69,576,285
                                                                                               ===============    ===============
               * Undistributed investment income--net                                          $       215,199    $       214,735
                                                                                               ===============    ===============

              ++ Commencement of operations.

                 See Notes to Financial Statements.


MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2005


Financial Highlights                                                                           Merrill Lynch Real Investment Fund
                                                                                                          Class A

                                                                                               For the Six       For the Period
                                                                                               Months Ended     March 26, 2004++
The following per share data and ratios have been derived                                        May 31,        to November 30,
from information provided in the financial statements.                                             2005               2004
Per Share Operating Performance

           Net asset value, beginning of period                                                $         11.57    $         10.00
                                                                                               ---------------    ---------------
           Investment income--net                                                                          .07                .01
           Realized and unrealized gain (loss)--net                                                      (.28)               1.56
                                                                                               ---------------    ---------------
           Total from investment operations                                                              (.21)               1.57
                                                                                               ---------------    ---------------
           Less dividends from investment income--net                                                    (.07)                 --
                                                                                               ---------------    ---------------
           Net asset value, end of period                                                      $         11.29    $         11.57
                                                                                               ===============    ===============

Total Investment Return**

           Based on net asset value per share                                                       (1.80%)+++          15.70%+++
                                                                                               ===============    ===============

Ratios to Average Net Assets

           Expenses, net of waiver and reimbursement***                                                 1.58%*             1.42%*
                                                                                               ===============    ===============
           Expenses***                                                                                  2.38%*             2.61%*
                                                                                               ===============    ===============
           Investment income--net                                                                       1.15%*              .19%*
                                                                                               ===============    ===============

Supplemental Data

           Net assets, end of period (in thousands)                                            $        11,616    $        10,867
                                                                                               ===============    ===============
           Portfolio turnover of the Trust                                                              36.01%             19.40%
                                                                                               ===============    ===============

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

           *** Includes the Fund's share of the Trust's allocated expenses.

            ++ Commencement of operations.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2005


Financial Highlights (continued)                                                               Merrill Lynch Real Investment Fund
                                                                                                          Class B

                                                                                               For the Six       For the Period
                                                                                               Months Ended     March 26, 2004++
The following per share data and ratios have been derived                                        May 31,        to November 30,
from information provided in the financial statements.                                             2005               2004
Per Share Operating Performance

           Net asset value, beginning of period                                                $         11.55    $         10.00
                                                                                               ---------------    ---------------
           Investment income (loss)--net                                                                   .02             --++++
           Realized and unrealized gain  (loss)--net                                                     (.27)               1.55
                                                                                               ---------------    ---------------
           Total from investment operations                                                              (.25)               1.55
                                                                                               ---------------    ---------------
           Less dividends from investment income--net                                                    (.02)                 --
                                                                                               ---------------    ---------------
           Net asset value, end of period                                                      $         11.28    $         11.55
                                                                                               ===============    ===============

Total Investment Return**

           Based on net asset value per share                                                       (2.13%)+++          15.50%+++
                                                                                               ===============    ===============

Ratios to Average Net Assets

           Expenses, net of waiver and reimbursement***                                                 2.34%*             1.65%*
                                                                                               ===============    ===============
           Expenses***                                                                                  3.15%*             3.37%*
                                                                                               ===============    ===============
           Investment income (loss)--net                                                                 .38%*            (.03%)*
                                                                                               ===============    ===============

Supplemental Data

           Net assets, end of period (in thousands)                                            $        10,900    $        10,663
                                                                                               ===============    ===============
           Portfolio turnover of the Trust                                                              36.01%             19.40%
                                                                                               ===============    ===============

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

           *** Includes the Fund's share of the Trust's allocated expenses.

            ++ Commencement of operations.

          ++++ Amount is less than $(.01) per share.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2005


Financial Highlights (continued)                                                               Merrill Lynch Real Investment Fund
                                                                                                          Class C

                                                                                               For the Six       For the Period
                                                                                               Months Ended     March 26, 2004++
The following per share data and ratios have been derived                                        May 31,        to November 30,
from information provided in the financial statements.                                             2005               2004
Per Share Operating Performance

           Net asset value, beginning of period                                                $         11.55    $         10.00
                                                                                               ---------------    ---------------
           Investment income (loss)--net                                                                   .02             --++++
           Realized and unrealized gain (loss)--net                                                      (.27)               1.55
                                                                                               ---------------    ---------------
           Total from investment operations                                                              (.25)               1.55
                                                                                               ---------------    ---------------
           Less dividends from investment income--net                                                    (.03)                 --
                                                                                               ---------------    ---------------
           Net asset value, end of period                                                      $         11.27    $         11.55
                                                                                               ===============    ===============

Total Investment Return**

           Based on net asset value per share                                                       (2.17%)+++          15.50%+++
                                                                                               ===============    ===============

Ratios to Average Net Assets

           Expenses, net of waiver and reimbursement***                                                 2.34%*             1.67%*
                                                                                               ===============    ===============
           Expenses***                                                                                  3.15%*             3.37%*
                                                                                               ===============    ===============
           Investment income (loss)--net                                                                 .38%*            (.03%)*
                                                                                               ===============    ===============

Supplemental Data

           Net assets, end of period (in thousands)                                            $        38,869    $        34,403
                                                                                               ===============    ===============
           Portfolio turnover of the Trust                                                              36.01%             19.40%
                                                                                               ===============    ===============

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

           *** Includes the Fund's share of the Trust's allocated expenses.

            ++ Commencement of operations.

          ++++ Amount is less than $(.01) per share.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2005


Financial Highlights (concluded)                                                               Merrill Lynch Real Investment Fund
                                                                                                          Class I

                                                                                               For the Six       For the Period
                                                                                               Months Ended     March 26, 2004++
The following per share data and ratios have been derived                                        May 31,        to November 30,
from information provided in the financial statements.                                             2005               2004
Per Share Operating Performance

           Net asset value, beginning of period                                                $         11.58    $         10.00
                                                                                               ---------------    ---------------
           Investment income--net                                                                          .08                .02
           Realized and unrealized gain (loss)--net                                                      (.28)               1.56
                                                                                               ---------------    ---------------
           Total from investment operations                                                              (.20)               1.58
                                                                                               ---------------    ---------------
           Less dividends from investment income--net                                                    (.08)                 --
                                                                                               ---------------    ---------------
           Net asset value, end of period                                                      $         11.30    $         11.58
                                                                                               ===============    ===============

Total Investment Return**

           Based on net asset value per share                                                       (1.66%)+++          15.80%+++
                                                                                               ===============    ===============

Ratios to Average Net Assets

           Expenses, net of waiver and reimbursement***                                                 1.33%*             1.27%*
                                                                                               ===============    ===============
           Expenses***                                                                                  2.13%*             2.36%*
                                                                                               ===============    ===============
           Investment income--net                                                                       1.40%*              .35%*
                                                                                               ===============    ===============

Supplemental Data

           Net assets, end of period (in thousands)                                            $        17,028    $        13,643
                                                                                               ===============    ===============
           Portfolio turnover of the Trust                                                              36.01%             19.40%
                                                                                               ===============    ===============

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

           *** Includes the Fund's share of the Trust's allocated expenses.

            ++ Commencement of operations.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2005



Notes to Financial Statements                Merrill Lynch Real Investment Fund


1. Significant Accounting Policies:
Merrill Lynch Real Investment Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end investment company. The Fund seeks to achieve its investment objective by investing all of its assets in Master Real Investment Trust (the "Trust"), which has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The percentage of the Trust owned by the Fund at May 31, 2005 was 89.2%. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1(a) of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

(d) Offering costs--Offering costs were amortized over a 12-month period beginning with the commencement of operations of the Fund.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(g) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.


2. Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.00%, on an annual basis, of the average daily value of the Fund's net assets. MLIM has contractually agreed to waive the Fund's investment advisory fee in the amount of the Fund's share of the investment advisory fee paid by the Trust. In addition to the contractual waiver, MLIM has agreed to voluntarily waive the management fees and/or reimburse expenses in order to cap total expenses (excluding distribution fee and/or account maintenance fees) at 1.33%. For the six months ended May 31, 2005, MLIM earned fees of $372,325, of which $300,996 was waived. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, pursuant to which MLIM, LLC provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.



MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2005



Notes to Financial Statements (continued)    Merrill Lynch Real Investment Fund


The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                             Account
                                         Maintenance       Distribution
                                                 Fee                Fee

Class A                                         .25%                 --
Class B                                         .25%               .75%
Class C                                         .25%               .75%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended May 31, 2005, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

                                                FAMD             MLPF&S

Class A                                     $  4,388          $  60,192
Class I                                     $     22          $     526


For the six months ended May 31, 2005, MLPF&S received contingent deferred sales charges of $9,517 and $15,107 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, ML & Co., FAMD, FDS, and/or MLIM, LLC.


3. Beneficial Interest Transactions:
Net increase in net assets derived from beneficial interest transactions were $10,459,855 and $61,870,370 for the six months ended May 31, 2005 and for the period March 26, 2004 to November 30, 2004, respectively.

Transactions in beneficial interest for each class were as follows:



Class A Shares for the
Six Months Ended                                                 Dollar
May 31, 2005                                  Shares             Amount

Shares sold                                  269,647     $    3,103,219
Automatic conversion of shares                11,957            139,196
Shares issued to shareholders
  in reinvestment of dividends                 5,089             55,421
                                      --------------     --------------
Total issued                                 286,693          3,297,836
Shares redeemed                            (197,314)        (2,265,122)
                                      --------------     --------------
Net increase                                  89,379     $    1,032,714
                                      ==============     ==============


Class A Shares for the
Period March 26, 2004++                                          Dollar
to November 30, 2004                          Shares             Amount

Shares sold                                1,268,517     $   13,208,986
Automatic conversion of shares                13,919            163,571
                                      --------------     --------------
Total issued                               1,282,436         13,372,557
Shares redeemed                            (345,686)        (3,775,939)
                                      --------------     --------------
Net increase                                 936,750     $    9,596,618
                                      ==============     ==============

++ Prior to commencement of operations, the Fund issued 2,500 shares to MLIM for $25,000.


Class B Shares for the
Six Months Ended                                                 Dollar
May 31, 2005                                  Shares             Amount

Shares sold                                  135,815     $    1,549,132
Shares issued to shareholders
  in reinvestment of dividends                 1,630             17,783
                                      --------------     --------------
Total issued                                 137,445          1,566,915
                                      --------------     --------------
Shares redeemed                             (81,919)          (946,595)
Automatic conversion of shares              (11,959)          (139,196)
                                      --------------     --------------
Total redeemed                              (93,878)        (1,085,791)
                                      --------------     --------------
Net increase                                  43,567     $      481,124
                                      ==============     ==============



MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2005



Notes to Financial Statements (concluded)    Merrill Lynch Real Investment Fund


Class B Shares for the
Period March 26, 2004++                                          Dollar
to November 30, 2004                          Shares             Amount

Shares sold                                1,036,613     $   10,714,246
                                      --------------     --------------
Shares redeemed                            (102,372)        (1,148,566)
Automatic conversion of shares              (13,931)          (163,571)
                                      --------------     --------------
Total redeemed                             (116,303)        (1,312,137)
                                      --------------     --------------
Net increase                                 920,310     $    9,402,109
                                      ==============     ==============

++ Prior to commencement of operations, the Fund issued 2,500 shares to MLIM for $25,000.


Class C Shares for the
Six Months Ended                                                 Dollar
May 31, 2005                                  Shares             Amount

Shares sold                                  929,920     $   10,534,388
Shares issued to shareholders
  in reinvestment of dividends                 6,648             72,532
                                      --------------     --------------
Total issued                                 936,568         10,606,920
Shares redeemed                            (466,405)        (5,400,818)
                                      --------------     --------------
Net increase                                 470,163     $    5,206,102
                                      ==============     ==============


Class C Shares for the
Period March 26, 2004++                                          Dollar
to November 30, 2004                          Shares             Amount

Shares sold                                3,174,366     $   33,037,378
Shares redeemed                            (199,407)        (2,243,680)
                                      --------------     --------------
Net increase                               2,974,959     $   30,793,698
                                      ==============     ==============

++ Prior to commencement of operations, the Fund issued 2,500 shares to MLIM for $25,000.


Class I Shares for the
Six Months Ended                                                 Dollar
May 31, 2005                                  Shares             Amount

Shares sold                                  602,287     $    6,864,068
Shares issued to shareholders
  in reinvestment of dividends                 8,062             87,793
                                      --------------     --------------
Total issued                                 610,349          6,951,861
Shares redeemed                            (281,770)        (3,211,946)
                                      --------------     --------------
Net increase                                 328,579     $    3,739,915
                                      ==============     ==============


Class I Shares for the
Period March 26, 2004++                                          Dollar
to November 30, 2004                          Shares             Amount

Shares sold                                1,440,324     $   15,025,559
Shares redeemed                            (264,900)        (2,947,614)
                                      --------------     --------------
Net increase                               1,175,424     $   12,077,945
                                      ==============     ==============

++ Prior to commencement of operations, the Fund issued 2,500 shares to MLIM for $25,000.


4. Capital Loss Carryforward:
On November 30, 2004, the Fund had a net capital loss carryforward of $3,197, all of which expires in 2012. This amount will be available to offset like amounts of any future taxable gains.



Portfolio Information                              Master Real Investment Trust


As of May 31, 2005

                                               Percent of
                                                 Total
Asset Mix                                     Investments

Corporate Bonds & Structured Notes                34.9%
Non-Government Agency
  Mortgage-Backed Securities                      29.9
Asset-Backed Securities                           17.2
Government Agency Mortgage-Backed
  Securities                                       3.0
Other*                                            15.0

* Includes portfolio holdings in short-term investments and options.



MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2005


Schedule of Investments                                                       Master Real Investment Trust      (in U.S. dollars)
                         Face
                         Amount          Asset-Backed Securities++                                                      Value
                         $  3,000,000    Accredited Mortgage Loan Trust Series 2004-3 Class 2A6, 3.67%
                                         due 10/25/2034 (a)                                                         $   3,031,866
                              200,000    American Express Credit Account Master Trust Series 2002-1 Class A,
                                         3.20% due 9/15/2009 (a)                                                          200,368
                              200,000    BA Master Credit Card Trust Series 2001-A Class A, 3.21% due 6/15/2008 (a)       200,225
                              200,000    Bank One Issuance Trust Series 2002-A5 Class A5, 3.21% due 6/15/2010 (a)         200,506
                                         Capital Auto Receivables Asset Trust Series 2003-2 (a):
                              100,871        Class A3B, 3.13% due 2/15/2007                                               100,890
                              200,000        Class A4B, 3.15% due 1/15/2009                                               200,135
                                         Capital One Auto Finance Trust (a):
                              102,567        Series 2003-A Class A3B, 3.25% due 10/15/2007                                102,620
                              445,394        Series 2003-B Class A3, 3.20% due 1/15/2008                                  445,728
                              200,000    Capital One Master Trust Series 1999-3 Class A, 3.24% due 9/15/2009 (a)          200,558
                            1,500,000    Capital One Multi-Asset Execution Trust Series 2002-C1 Class C1, 5.84%
                                         due 7/15/2010 (a)                                                              1,570,817
                              200,000    Chase Credit Card Master Trust Series 2002-8 Class A, 3.15% due
                                         3/17/2008 (a)                                                                    200,070
                              200,000    Citibank Credit Card Issuance Trust Series 2002-A5 Class A5, 3.05%
                                         due 9/17/2007 (a)                                                                200,003
                                         Countrywide Asset-Backed Certificates (a):
                            1,000,000        Series 2003-2 Class M1, 3.79% due 6/26/2033                                1,005,037
                            1,000,000        Series 2004-5 Class M2, 3.76% due 7/25/2034                                1,005,149
                            2,000,000        Series 2004-8 Class M1, 3.79% due 2/25/2035                                2,015,068
                              200,000    Household Automotive Trust Series 2002-3 Class A4B, 3.43% due 5/18/2009 (a)      200,540
                               40,774    Long Beach Mortgage Loan Trust Series 2003-4 Class AV3, 3.43% due
                                         8/25/2033 (a)                                                                     40,823
                              365,000    MBNA Credit Card Master Note Trust Series 2001-C1 Class C1, 4.14% due
                                         10/15/2008 (a)                                                                   367,356
                              502,712    MSDWCC Heloc Trust Series 2003-2 Class A, 3.35% due 4/25/2016 (a)                503,435
                                         Morgan Stanley ABS Capital (a):
                            1,000,000        Series 2003-NC5 Class M2, 5.09% due 4/25/2033                              1,013,294
                              962,836        Series 2004-NC1 Class A2, 3.49% due 12/27/2033                               965,877
                                         Residential Asset Securities Corp. (a):
                              149,648        Series 2000-KS4 Class AII, 3.32% due 9/25/2031                               149,709
                            1,000,000        Series 2004-KS8 Class MII2, 4.17% due 9/25/2034                              999,979
                               59,310    Saxon Asset Securities Trust Series 2003-2 Class AV2, 3.39% due
                                         6/25/2033 (a)                                                                     59,367
                              136,269    Wachovia Asset Securitization, Inc. Series 2003-HE1 Class A1, 3.38% due
                                         3/25/2033 (a)                                                                    136,412

                                         Total Asset-Backed Securities (Cost--$15,080,757)--17.2%                      15,115,832

                                         Government Agency Mortgage-Backed Securities++
Collateralized Mortgage      2,647,003   Fannie Mae Trust Series 2004-36 Class FJ, 3.39% due 3/25/2018 (a)              2,652,185
Obligations--3.0%

                                         Total Government Agency Mortgage-Backed Securities
                                         (Cost--$2,643,280)--3.0%                                                       2,652,185

                                         Non-Government Agency Mortgage-Backed Securities++
Collateralized Mortgage     1,000,000    ACE Securities Corp. Series 2004-OP1 Class M3, 4.34% due 4/25/2034 (a)         1,001,875
Obligations--29.8%                       Ameriquest Mortgage Securities, Inc. (a):
                            1,000,000        Series 2004-IA1 Class M4, 4.59% due 9/25/2034                              1,017,295
                            1,500,000        Series 2004-R1 Class M2, 3.67% due 2/25/2034                               1,503,327
                              200,000    Asset-Backed Securities Corp. Home Equity Series 2004-HE9 Class M2,
                                         4.29% due 12/25/2034 (a)                                                         203,067
                            1,000,000    Bear Stearns Asset-Backed Securities, Inc. Series 2004-FR3 Class M2,
                                         4.26% due 10/25/2034 (a)                                                       1,013,840
                            2,000,000    Centex Home Equity Series 2004-D Class MV1, 3.71% due 9/25/2034 (a)            2,014,447


MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2005


Schedule of Investments (continued)                                           Master Real Investment Trust      (in U.S. dollars)
                          Face
                          Amount         Non-Government Agency Mortgage-Backed Securities++                             Value
Collateralized Mortgage  $  1,180,203    Countrywide Alternative Loan Trust Series 2004-2CB Class 1A4, 3.49%
Obligations (concluded)                  due 3/25/2034 (a)                                                          $   1,178,510
                            1,874,596    Countrywide Home Loans Series 2004-J7 Class 1A1, 3.54% due 8/25/2034 (a)       1,875,265
                            2,000,000    Fremont Home Loan Trust Series 2004-3 Class M2, 3.79% due 11/25/2034 (a)       2,002,283
                            2,459,878    GMAC Mortgage Corp Loan Trust Series 2004-J2 Class A2, 3.59% due
                                         6/25/2034 (a)                                                                  2,460,656
                                         Granite Mortgages Plc, Class 1C (a):
                              275,000        Series 2002-1, 4.445% due 4/20/2042                                          278,852
                              500,000        Series 2003-1, 4.595% due 1/20/2043                                          514,785
                                         Greenwich Capital Commercial Funding Corp. Series 2003-FL1 (a):
                              124,262        Class A, 3.47% due 7/05/2018                                                 124,290
                            1,650,000        Class B, 3.50% due 7/05/2018                                               1,654,206
                            1,900,000    Holmes Financing Series 8 Class 2C, 3.861% due 7/15/2040 (a)                   1,905,937
                            3,000,000    Impac Secured Assets CMN Owner Trust Series 2004-3 Class M1, 3.69% due
                                         11/25/2034 (a)                                                                 3,013,997
                            1,000,000    Master Asset-Backed Securities Trust Series 2004-HE1 Class M5, 4.44% due
                                         9/25/2034 (a)                                                                  1,027,116
                            2,000,000    Master Asset Securitization Trust Series 2003-7 Class 4A37, 3.49% due
                                         9/25/2033 (a)                                                                  1,969,320
                              500,000    Residential Asset Mortgage Products, Inc. Series 2004-RZ4 Class M3, 3.99%
                                         due 12/25/2034 (a)                                                               501,432
                              499,883    Washington Mutual Series 2005-AR2 Class B5, 4.09% due 1/25/2045 (a)              499,883
                              459,000    Wells Fargo Home Equity Trust Series 2004-2 Class M5, 4.34% due
                                         11/25/2033 (a)                                                                   471,220

                                         Total Non-Government Agency Mortgage-Backed Securities
                                         (Cost--$26,145,894)--29.8%                                                    26,231,603

Industry+++                              Corporate Bonds & Structured Notes
Commercial Banks--                       Barclays Bank Plc (Goldman Sachs Commodity Index Total Return
17.2%                                    Linked Notes) (c):
                            7,250,000        2.97% due 9/13/2007 (b)                                                    9,081,530
                            5,000,000        Cayman Branch, 2.53% due 9/08/2005                                         6,002,419
                                                                                                                    -------------
                                                                                                                       15,083,949

Diversified Financial                    AIG-FP Structured Finance (Cayman) Limited (Goldman Sachs Commodity
Services--17.3%                          Index Total Return Linked Notes) (c):
                            9,000,000        3.02% due 4/07/2006                                                        6,830,007
                            3,000,000        1.50% due 5/14/2007                                                        3,619,455
                            4,500,000    JPMorgan Chase Bank (Goldman Sachs Commodity Index Total Return
                                         Linked Notes), 3.63% due 4/20/2006 (c)                                         4,289,224
                              500,000    Sigma Finance Corp., 5.77% due 3/31/2014 (a)(e)                                  504,566
                                                                                                                    -------------
                                                                                                                       15,243,252

Oil, Gas & Consumable         250,000    Pemex Project Funding Master Trust, 4.31% due 6/15/2010 (a)(b)                   257,750
Fuels--0.3%

                                         Total Corporate Bonds & Structured Notes
                                         (Cost--$33,000,302)--34.8%                                                    30,584,951

                           Beneficial
                             Interest    Short-Term Securities
                        $  13,123,760    Merrill Lynch Liquidity Series, LLC Cash Sweep Series I (d)                   13,123,760

                                         Total Short-Term Securities
                                         (Cost--$13,123,760)--14.9%                                                    13,123,760

                                         Total Investments  (Cost--$89,993,993)--99.7%                                 87,708,331


MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2005


Schedule of Investments (concluded)                                           Master Real Investment Trust      (in U.S. dollars)
                             Number of
                             Contracts   Call Options Written                                                           Value
                                   2*    Consumer Price Index (CPI) Linked Floor, expiring April 2009
                                         at USD 1, Broker, Morgan Stanley Capital Services, Inc.                    $     (3,200)

                                         Total Options Written (Premiums Received--$3,200)--0.0%                          (3,200)

                          Total Investments, Net of Options Written (Cost--$89,990,793**)--99.7%                       87,705,131
                          Other Assets Less Liabilities--0.3%                                                             268,861
                                                                                                                    -------------
                          Net Assets--100.0%                                                                        $  87,973,992
                                                                                                                    =============

 ++ Asset-Backed and Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying instruments. As a result, the average life may be substantially less than the original maturity.

+++ For Trust compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

  * One contract represents a notional amount of $1,000,000.

 ** The cost and unrealized appreciation (depreciation) of investments, net of options written, as of May 31, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $    89,990,132
                                                    ===============
    Gross unrealized appreciation                   $     1,685,048
    Gross unrealized depreciation                       (3,970,049)
                                                    ---------------
    Net unrealized depreciation                     $   (2,285,001)
                                                    ===============

(a) Floating rate note.

(b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(c) Represents a structured note; the interest rate shown reflects the effective yield at the time of purchase by the Trust.

(d) Investments in companies considered to be an affiliate of the Trust
    (such companies are defined as "Affiliated Companies" in Section
    2(a)(3) of the Investment Company Act of 1940) were as follows:

                                              Net          Interest
    Affiliate                               Activity         Income

    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                $9,860,135       $124,806

(e) Restricted security as to resale, representing 0.6% of net assets, were as follows:

                               Acquisition
    Issue                          Date         Cost          Value

    Sigma Finance Corp.,
    5.77% due 3/31/2014         3/26/2004     $500,000     $504,566

    Swaps outstanding as of May 31, 2005 were as follows:

                                                            Unrealized
                                           Notional        Appreciation
                                            Amount        (Depreciation)

    Receive (pay) a variable return based
    on the change in the Lehman Brothers
    CMBS AAA 8.5+ Index spread return
    and receive a floating rate based on
    the nominal spread plus .60%

    Broker, Citibank N.A.
    Expires December 2005                 $4,000,000            --

    Sold credit default protection on
    Credit Default Exchange
    and receive .60%

    Broker, JPMorgan Chase Bank
    Expires September 2009                $2,000,000      $  6,384

    Sold credit default protection on
    Fannie Mae and receive .18%

    Broker, Lehman Brothers
    Special Finance
    Expires March 2010                    $1,000,000            83

    Sold credit default protection on
    Fannie Mae and receive .48%

    Broker, Deutsche Bank AG, London
    Expires June 2010                     $2,000,000         3,704

    Sold credit default protection on
    FHLMC and receive .15%

    Broker, Lehman Brothers
    Special Finance
    Expires June 2010                     $4,000,000       (3,644)

    Sold credit default protection
    on Holmes Financing Plc and
    receive .55%

    Broker, Deutsche Bank AG, London
    Expires July 2040                     $2,000,000         (624)

    Sold credit default protection on
    Permanent Financing Plc and
    receive .55%

    Broker, Deutsche Bank AG, London
    Expires June 2042                     $2,000,000       (1,754)

    Sold credit default protection on
    Granite Mortgages Plc and
    receive .45%

    Broker, Deutsche Bank AG, London
    Expires June 2044                     $2,000,000       (1,800)
                                                          ---------
    Total                                                 $   2,349
                                                          =========

    See Notes to Financial Statements.


MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2005


Statement of Assets and Liabilities                                                                  Master Real Investment Trust

As of May 31, 2005
Assets

           Investments in unaffiliated securities, at value (identified cost--$76,870,233)                        $    74,584,571
           Investments in affiliated securities, at value (identified cost--$13,123,760)                               13,123,760
           Unrealized appreciation on swaps                                                                                 6,384
           Receivables:
               Interest (including $33,631 from affiliates)                                    $       353,600
               Contributions                                                                           204,822
               Swaps                                                                                    11,421            569,843
                                                                                               ---------------
           Prepaid expenses and other assets                                                                                3,116
                                                                                                                  ---------------
           Total assets                                                                                                88,287,674
                                                                                                                  ---------------


Liabilities

           Unrealized depreciation on swaps                                                                                 4,035
           Options written, at value (premiums received--$3,200)                                                            3,200
           Swap premiums received                                                                                           1,354
           Payables:
               Withdrawals                                                                             259,656
               Investment adviser                                                                       27,313
               Other affiliates                                                                            403            287,372
                                                                                               ---------------
           Accrued expenses                                                                                                17,721
                                                                                                                  ---------------
           Total liabilities                                                                                              313,682
                                                                                                                  ---------------

Net Assets

           Net assets                                                                                             $    87,973,992
                                                                                                                  ===============

Net Assets Consist of

           Investors' capital                                                                                     $    90,257,305
           Unrealized depreciation--net                                                                               (2,283,313)
                                                                                                                  ---------------
           Net Assets                                                                                             $    87,973,992
                                                                                                                  ===============

           See Notes to Financial Statements.


MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2005


Statement of Operations                                                                              Master Real Investment Trust

For the Six Months Ended May 31, 2005
Investment Income

           Interest (including $124,806 from affiliates)                                                          $     1,135,464
                                                                                                                  ---------------
           Total income                                                                                                 1,135,464
                                                                                                                  ---------------

Expenses

           Investment advisory fees                                                            $       208,484
           Accounting services                                                                          52,994
           Professional fees                                                                            19,657
           Custodian fees                                                                               10,297
           Trustees' fees and expenses                                                                   6,580
           Pricing fees                                                                                  3,094
           Printing and shareholder reports                                                              1,487
           Other                                                                                         4,904
                                                                                               ---------------
           Total expenses                                                                                                 307,497
                                                                                                                  ---------------
           Investment income--net                                                                                         827,967
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain (loss) on:
               Investments--net                                                                      8,998,958
               Swaps--net                                                                               32,597
               Options written--net                                                                    (1,800)          9,029,755
                                                                                               ---------------
           Unrealized appreciation/depreciation on:
               Investments--net                                                                   (10,632,329)
               Swaps--net                                                                                9,851       (10,622,478)
                                                                                               ---------------    ---------------
           Total realized and unrealized loss--net                                                                    (1,592,723)
                                                                                                                  ---------------
           Net Decrease in Net Assets Resulting from Operations                                                   $     (764,756)
                                                                                                                  ===============

           See Notes to Financial Statements.


MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2005


Statements of Changes in Net Assets                                                                  Master Real Investment Trust
                                                                                                For the Six      For the Period
                                                                                                Months Ended    March 26, 2004++
                                                                                                  May 31,       to November 30,
Increase (Decrease) in Net Assets:                                                                  2005              2004
Operations

           Investment income--net                                                              $       827,967    $       396,819
           Realized gain--net                                                                        9,029,755             41,345
           Unrealized appreciation/depreciation--net                                              (10,622,478)          8,339,165
                                                                                               ---------------    ---------------
           Net increase (decrease) in net assets resulting from operations                           (764,756)          8,777,329
                                                                                               ---------------    ---------------

Capital Transactions

           Proceeds from contributions                                                              31,482,641         82,947,925
           Fair value of withdrawals                                                              (18,725,655)       (15,843,492)
                                                                                               ---------------    ---------------
           Net increase in net assets derived from capital transactions                             12,756,986         67,104,433
                                                                                               ---------------    ---------------

Net Assets

           Total increase in net assets                                                             11,992,230         75,881,762
           Beginning of period                                                                      75,981,762            100,000
                                                                                               ---------------    ---------------
           End of period                                                                       $    87,973,992    $    75,981,762
                                                                                               ===============    ===============

               ++ Commencement of operations.

                  See Notes to Financial Statements.


MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2005


Financial Highlights                                                                                 Master Real Investment Trust
                                                                                                For the Six      For the Period
                                                                                                Months Ended    March 26, 2004++
The following ratios have been derived from                                                       May 31,       to November 30,
information provided in the financial statements.                                                   2005              2004
Total Investment Return

           Total investment return                                                                    (1.38%)*            16.20%*
                                                                                               ===============    ===============

Ratios to Average Net Assets

           Expenses, net of waiver                                                                      .74%**             .68%**
                                                                                               ===============    ===============
           Expenses                                                                                     .74%**             .73%**
                                                                                               ===============    ===============
           Investment income--net                                                                      1.99%**             .95%**
                                                                                               ===============    ===============

Supplemental Data

           Net assets, end of period (in thousands)                                            $        87,974    $        75,982
                                                                                               ===============    ===============
           Portfolio turnover                                                                           36.01%             19.40%
                                                                                               ===============    ===============

             * Aggregate total investment return.

            ** Annualized.

            ++ Commencement of operations.

               See Notes to Financial Statements.


MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2005



Notes to Financial Statements                      Master Real Investment Trust


1. Significant Accounting Policies:
Master Real Investment Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of yield equivalents as obtained by the Trust's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sales price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair valuations received daily by the Trust from the counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost plus accrued interest. The Trust employs pricing services to provide certain securities prices for the Trust. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Equity securities that are held by the Trust, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Trust are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Trust's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments--The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to hedge, or protect, its exposure to interest rate movements and movements in the securities and commodities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.



MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2005



Notes to Financial Statements (continued)          Master Real Investment Trust


* Hybrid instruments--The Trust may invest in hybrid instruments, including structured notes and commodity-linked notes. The principal and/or interest payments on these hybrid instruments are linked to the value of commodities, commodity futures contracts, or the performance of one or more indexes or other readily measurable economic variables. The principal value of the hybrid instruments, and/or the value of the interest that they pay, will rise or fall in response to changes in the values of the underlying commodities, commodity futures contracts, or commodity indexes. Although these hybrid instruments are primarily debt obligations, they indirectly provide exposure to changes in the value of the underlying commodities.

* Options--The Trust may purchase and write covered call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Trust may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Swaps--The Trust may enter into swap agreements, which are over-the-counter contracts in which the Trust and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Trust are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Income taxes--The Trust is classified as a partnership for federal income tax purposes. As such, each investor in the Trust is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Trust. Therefore, no federal income tax provision is required. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of subchapter M of the Internal Revenue Code.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.



MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2005



Notes to Financial Statements (concluded)          Master Real Investment Trust


(e) Securities lending--The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trust and any additional required collateral is delivered to the Trust on the next business day. Where the Trust receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Trust typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

MLIM is responsible for the management of the Trust's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee based upon the average daily value of the Trust's net assets at the annual rate of 0.50%. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, pursuant to which MLIM, LLC provides investment advisory services to MLIM with respect to the Trust. There is no increase in the aggregate fees paid by the Trust for these services.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, or its affiliates. Pursuant to that order, the Trust also has retained MLIM, LLC as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates.

For the six months ended May 31, 2005, the Trust reimbursed MLIM $1,113 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of MLIM, PSI, ML & Co., and/or MLIM, LLC.


3. Investments:
Purchases and sales (including paydowns) of investments, excluding short-term securities, for the six months ended May 31, 2005 were $31,279,475 and $27,306,227, respectively.

Transactions in call options written for the six months ended May 31, 2005 were as follows:

                                           Number of           Premiums
                                           Contracts           Received

Outstanding call options written,
   beginning of period                           2++      $       3,200
Options written                                   --                 --
Options expired                                   --                 --
                                       -------------      -------------
Outstanding call options written,
   end of period                                 2++      $       3,200
                                       =============      =============

++ One contract represents a notional amount of $1,000,000.


MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2005



Disclosure of Investment Advisory Agreement


Activities of and Composition of the Board of Trustees

All but one member of the Board of Trustees is an independent trustee whose only affiliation with Merrill Lynch Investment Managers, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a trustee of the Fund and certain other funds advised by the Investment Adviser or its affiliates. The Chairman of the Board is also an independent trustee. New trustee nominees are chosen as nominees by a Nominating Committee comprised of independent trustees. All independent trustees also are members of the Board's Audit Committee and the independent trustees meet in executive session at each in person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent trustees attends all in person Board and Audit Committee meetings and other meetings at the independent trustees' request.


Investment Advisory Agreement--Matters Considered by the Board

Every year, the Board considers approval of the investment advisory agreement with respect to each of the Master Real Investment Trust (the "Trust") and the Fund (together, the "Investment Advisory Agreement") and throughout each year, reviews and evaluates the performance of and services provided by the Investment Adviser. The Board also annually reviews and considers approval of the sub-advisory agreement on behalf of the Trust and the Fund between the Investment Adviser and an affiliate. The Board assesses the nature, scope and quality of the services provided to the Trust and/or the Fund by the personnel of the Investment Adviser, the sub-adviser and their affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Trust and the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates, including the sub-adviser. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Trust and/or the Fund, such as transfer agency fees and fees for marketing and distribution; (b) Trust or Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Trust's and the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall quality of services provided by the Investment Adviser to be generally of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board believes that, for many of the Fund's shareholders, the investment involves the selection of the Investment Adviser as the investment adviser to the Fund. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.


Annual Consideration of Approval by the Board of Trustees

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement and the sub-advisory agreement, the Board requests and receives materials specifically relating to the Trust's and the Fund's Investment Advisory Agreement and/or the sub-advisory agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund; (c) a discussion by the Trust's/Fund's portfolio management team regarding investment strategies used by the Trust/Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement, the sub-advisory agreement and other relationships with the Trust/Fund; and
(e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients, such as other mutual funds and offshore funds under similar investment mandates and generally to institutional clients. The Board also considers other matters it deems important to the approval process such as payments made to the Investment Adviser or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Trust/Fund portfolio holdings, allocation of Trust/Fund brokerage fees, the Trust's/Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and the sub-adviser and their affiliates from their relationship with the Trust/Fund.


MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2005


Disclosure of Investment Advisory Agreement (continued)


Certain Specific Renewal Data

In connection with the most recent renewal of the Trust's and the Fund's Investment Advisory Agreement and the sub-advisory agreement, the independent trustees' and Board's review included the following:

The Investment Adviser's Services and Fund Performance--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser and the sub-adviser, including the investment advisory services and the resulting performance of the Fund. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance. The Board compared Fund performance - both including and excluding the effects of the Trust's/Fund's fees and expenses - to the performance of a comparable group of mutual funds, and to the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years or, for a fund in operation for less than three years, the life of the fund. The Board noted that the Fund's performance within the group compared for the one year period was above the median of the group, in the first quintile. The Fund commenced operation on March 26, 2004 and does not have longer term performance yet. The Board concluded that the Fund's performance was consistent with the Trust's/Fund's investment objective and the renewal of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process--The Board reviews at least annually the investment objectives and strategies of the Trust and the Fund. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's taxable fixed-income investing group the strategies being used to achieve the stated objectives. The Investment Adviser manages a portfolio of fixed-income securities and commodity-linked derivative instruments designed to provide investors with exposure to the investment returns of real assets that trade in the commodity markets without direct investment in physical commodities or commodities futures contracts. These services include the selection and structuring of the commodity linked derivative instruments used to provide commodity market exposure. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Trust's/Fund's portfolio managers. The Board also considered the experience of the Trust's/Fund's portfolio management team and noted that each of Messrs. Viola and Musmanno, the Trust's/Fund's portfolio managers, have over ten years' experience investing in fixed-income securities and in selecting and managing derivative investments. The Board concluded that the Investment Adviser and its investment staff and the Trust's/Fund's portfolio managers have extensive experience in analyzing and managing the types of investments used by the Trust and the Fund and that the Trust and the Fund benefit from that expertise.

Management Fees and Other Expenses--The Board reviews the Trust's/Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in its Lipper category. It also compares the Trust's/Fund's total expenses to those of other comparable funds. The Board considered the services provided to and the fees charged by the Investment Adviser to other types of clients such as other mutual funds and offshore funds, with similar investment mandates and noted that the fees charged by the Investment Adviser in those cases typically exceeded those being charged to the Trust/Fund. The Board also noted that, as a general matter, fees charged to institutional clients were lower than the fees charged to the Trust/Fund, but determined that the Investment Adviser provided less extensive services to such clients. The Board noted that the Trust/Fund ranked slightly above the median of its comparable funds classified by Lipper with respect to its contractual management fee rate, but ranked lowest among a group of nine comparable funds classified by Lipper with respect to its overall operating expenses and with respect to its actual management fee rate. The Board has concluded that the Trust's/Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.


MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2005


Disclosure of Investment Advisory Agreement (concluded)


Profitability--The Board considers the cost of the services provided to the Trust and/or the Fund by the Investment Adviser and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Trust and the Fund and concluded that there was a reasonable basis for the allocation. The Board believes the Investment Adviser's profits are reasonable in relation to the nature and quality of the services provided.

Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Trust/Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Trust and the Fund to participate in these economies of scale. While there was no evidence to date that the Trust's or the Fund's assets have reached a level where such economies are effectively available, the Board will continue to seek information relating to economies of scale. The Board also considered the Investment Adviser's agreement to waive the Fund's advisory fee in the amount of the Fund's share of the investment advisory fee paid by the Trust. The Board determined that the current management fee structure was reasonable and that no changes were currently necessary.


Conclusion

After the independent trustees deliberated in executive session, the entire Board including all of the independent trustees, approved the renewal of the existing Investment Advisory Agreement and the sub-advisory agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2005


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Real Investment Fund and Master Real Investment Trust


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Real Investment Fund and Master Real Investment Trust


Date: July 15, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Real Investment Fund and Master Real Investment Trust


Date: July 15, 2005


By:     /s/ Donald C. Burke
       -------------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Real Investment Fund and Master Real Investment Trust


Date: July 15, 2005